Subsequent Events	12 Months Ended
Jun. 30, 2022
Events After Reporting Period [Abstract]
Subsequent Events	Subsequent EventsOn 6 October 2022, Endava completed the acquisition of Lexicon Digital Pty Ltd and Lexicon Consolidated Holdings Pty, headquartered in Melbourne, Australia (“Lexicon”). Lexicon is an Australian-based technology consulting, design and engineering firm who partners with clients to build new digital solutions or accelerate digital transformation programs across enterprise systems, products and IoT using an agile delivery methodology. As at the acquisition date, Lexicon had 127 billable staff members in Australia (with offices in Melbourne and Sydney) and Vietnam (Ho Chi Minh).

The total consideration was £55.0 million and includes elements of cash, equity, deferred and contingent consideration. Of the total consideration, £30.9 million was paid in cash, which remains subject to post-closing adjustments on the cash, debt and working capital of Lexicon. Class A ordinary shares amounting to £11.5 million were issued to the Sellers in the form of equity consideration. In addition, £1.4 million of the purchase price will be held back for 24 months and be available to satisfy any warranty and indemnity claims and £11.2 million is payable upon the fulfillment of certain earn-out conditions related to revenue and EBITDA of Lexicon during the earn-out period.